Exhibit 10.36

Microsoft Corporation	Tel 425 882 8080
One Microsoft Way	Fax 425 936 7329
Redmond, WA 98052-6399	http://www.microsoft.com/
November 7, 2006
Novell, Inc.
404 Wyman
Waltham, MA USA 02451

Attention:	Joseph A. LaSala, Jr., Senior Vice President and General Counsel
                    Re: Patent Cooperation Agreement
Dear Joe:
     We wish to confirm that the attached form of Patent Cooperation Agreement (“PCA”), which incorporates corrections to the form of PCA executed on November 2, 2006, constitutes the Patent Cooperation Agreement between Microsoft Corporation and Novell, Inc. dated as of November 2, 2006. The form of PCA executed on November 2 shall be of no force or effect.
     Please sign below to indicate your agreement with the foregoing.

Sincerely,

MICROSOFT CORPORATION

By:	/s/ Bradford L. Smith
Title:	Sen. VP & Gen. Counsel

MICROSOFT LICENSING, GP

By:	/s/ Joel Freedman

Title:	Vice President

NOVELL, INC.

By:	/s/ Joseph A. LaSala, Jr.
Title:	SVP, GENERAL COUNSEL & SECRETARY

          Microsoft Corporation is an equal opportunity employer.